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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)        January 10, 2002
                                                 -------------------------------


                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


         0-25565                                           86-0879433
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)


7904 E. Chaparral Rd., Ste. A110, PMB 160
            Scottsdale, AZ                                   85250
-----------------------------------------                  ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (480) 949-3749


                         400 E. Van Buren, Fourth Floor
                             Phoenix, Arizona 85004
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On January 10, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant has changed the date of its annual shareholder meeting to February 28, 2002 at 10:00 a.m. (Nevada time). The meeting will be held on that date at Glen Eagles, 3700 North Carson Street, Carson City, Nevada. Holders of record at the close of business on January 28, 2002 are entitled to vote at the annual meeting. At the meeting, shareholders will elect directors and vote on the previously announced merger with Great Western Land and Recreation, Inc. The Registrant previously announced a meeting date of February 11, 2002 and a record date of January 8, 2002.

ITEM 7. EXHIBITS.

     99.1      Press Release dated January 10, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  quepasa.com, inc.
                                        ---------------------------------------
                                                     (Registrant)


     Date: January 10, 2002             By: /s/ Robert J. Taylor
                                            -----------------------------------
                                            Robert J. Taylor
                                            President & Chief Financial Officer